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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 31, 2000


                                META GROUP, INC.
             (Exact name of registrant as specified in its charter)


                  DELAWARE                              0-27280
                  --------                              -------
      (State or other jurisdiction of          (Commission file number)
               incorporation)

                                   06-0971675
                                   ----------
                        (IRS Employer Identification No.)


              208 HARBOR DRIVE, STAMFORD, CONNECTICUT   06912-0061
              ---------------------------------------   ----------
              (Address of principal executive office)   (Zip Code)

                                 (203) 973-6700
                                 --------------
              (Registrant's telephone number, including area code)

                           NO CHANGE SINCE LAST REPORT
                           ---------------------------
             (Former name or address, if changed since last report)

                          ----------------------------


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ITEM 5. OTHER EVENTS

On October 31, 2000, the Registrant announced that (i) it has moved the date on which it will report its financial results for the third quarter ended September 30, 2000 to after the market close on Thursday, November 9, 2000, (ii) it will hold a conference call at 8:15 am Eastern Time on the following day, Friday, November 10, to discuss its financial results, quarterly highlights, and current expectations regarding its future performance, and (iii) the conference call on November 10, 2000 will be accessible to the public through live Internet access, as more fully described in the Registrant's press release dated October 31, 2000, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

99.1     Press release of META Group, Inc. dated October 31, 2000


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           META Group, Inc.


Date: November 7, 2000                     BY: /s/ DALE KUTNICK
                                           --------------------
                                           Co-Research Director, Chief Executive
                                           Officer and Chairman of the Board of
                                           Directors